EXECUTION VERSION

The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.

REAFFIRMATION AGREEMENT, dated as of February 14th, 2014 (this “Agreement”), among (a) Reynolds Group Holdings Limited (“Holdings”), (b) the Grantors listed on Schedule A hereto (the “Reaffirming Parties”), (c) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (d) The Bank of New York Mellon, as trustee under the September 2012 Senior Secured Notes Indenture (as defined below) (in such capacity, the “September 2012 Trustee”), (e) The Bank of New York Mellon, as trustee under the August 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “August 2011 Trustee”), (f) The Bank of New York Mellon, as trustee under the February 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “February 2011 Trustee”), (g) The Bank of New York Mellon, as trustee under the October 2010 Senior Secured Notes Indenture (as defined below) (in such capacity, the “October 2010 Trustee”), and (h) The Bank of New York Mellon as collateral agent (the “Collateral Agent”) and Wilmington Trust (London) Limited as a collateral agent (the “Additional Collateral Agent”) (together, the Collateral Agent and the Additional Collateral Agent are referred to as the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).

A.	The Administrative Agent, the Collateral Agents and the Reaffirming
Parties, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement and the Credit Agreement (as defined below), as applicable.

B.	Pursuant to the Loan Modification Agreement dated as of December 27,
2013 (the “Loan Modification Agreement”), related to the Third Amended and Restated Credit Agreement dated as of September 28, 2012, among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), certain Borrowers and the Revolving Credit Lenders party thereto agreed to extend the maturity of, and make certain modifications to the terms of, the Revolving Credit

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Commitments of such Revolving Credit Lenders (the “Extended Revolving Credit Commitments”).

C.	Pursuant to the Amendment No. 8 and Incremental Term Loan
Assumption Agreement dated as of November 27, 2013 (“Amendment No. 8”), related to the Credit Agreement, certain Borrowers borrowed the New Incremental Term Loans (as defined in Amendment No. 8).

D.	Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer Inc.
and Reynolds Group Issuer LLC (collectively, the “Issuers”) (as successors to the Escrow Issuers (as defined in the October 2010 Senior Secured Notes Indenture)), the Collateral Agents, the October 2010 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of October 15, 2010 (as amended or supplemented prior to the date hereof, the “October 2010 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On November 16, 2010, in connection with such issuance, the October 2010 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

E.	The Issuers, the Collateral Agents, the February 2011 Trustee and The
Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of February 1, 2011 (as amended or supplemented prior to the date hereof, the “February 2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On February 1, 2011, in connection with such issuance, the February 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to
Section 5.02(c) thereof.

F.	The Issuers (as successors to the Escrow Issuers (as defined in the August
2011 Senior Secured Notes Indenture)), the Collateral Agents, the August 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of August 9, 2011 (as amended or supplemented prior to the date hereof, the “August 2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On September 8, 2011, in connection with such issuance, the August 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

G.	The Issuers, the Collateral Agents, the September 2012 Trustee and The
Bank of New York Mellon, London Branch, as paying agent, among others, have entered into an indenture, dated as of September 28, 2012 (the “September 2012 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On September 28, 2012, in connection with such issuance, the September 2012 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

H.	Certain of the Reaffirming Parties are party to one or more of the
Reaffirmed Security Documents (as defined below).

I.	Each Reaffirming Party expects to realize, or has realized, direct and indirect benefits as a result of the funding of the New Incremental Term Loans, the extension of

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the maturity and modification of the terms of the Revolving Credit Commitments, and the consummation of the transactions contemplated by Amendment No. 8 and the Loan Modification Agreement.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation

SECTION 1.01. Reaffirmation. (a) Each Reaffirming Party (i) agrees that, notwithstanding the borrowing of the New Incremental Term Loans, the extension of the maturity and modifications of the terms of the Revolving Credit Commitments and the consummation of the transactions contemplated by Amendment No. 8 and the Loan Modification Agreement, each of the Security Documents (as each may have been amended, modified and/or confirmed on or prior to the date hereof) set forth on Schedule B hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, to (A) the New Incremental Term Loans, which are, as of November 27, 2013, considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement and (B) the Extended Revolving Credit Commitments and the extensions of credit under the Credit Agreement, which continue to be considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement.

(b)Each Reaffirming Party hereby (i) ratifies and affirms Amendment No. 8, the Loan Modification Agreement and, in each case, the transactions contemplated thereby,

(ai)agrees that, notwithstanding the effectiveness of Amendment No. 8 and the Loan Modification Agreement, its guarantee provided pursuant to Article X of the Credit Agreement continues to be in full force and effect, (iii) confirms its guarantee of the Bank Obligations (with respect to itself) as provided in the Loan Documents (including any limitations expressly set forth therein as may be amended and/or modified from time to time) and (iv) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Credit Agreement mutatis mutandis and in any Guarantor Joinder to the Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Credit Agreement and the other Loan Documents, including the New Incremental Term Loans, the Extended Revolving Credit Commitments and the extensions of credit under the Credit Agreement.

(c)Each of the Reaffirming Parties hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, the obligations under the New Incremental Term Loans, the Extended Revolving Credit Commitments and the

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extensions of credit under the Credit Agreement constitute “Obligations” or “Secured Liabilities” or words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Schedule B (subject to certain exceptions in respect of the documentation listed in Schedule B that is governed by the laws of Quebec and Germany).

(d)Each of the Reaffirming Parties hereby agrees that the Parallel Debt, if any, of such Reaffirming Party created under the First Lien Intercreditor Agreement or under any Guarantor Joinder in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties (as defined in the First Lien Intercreditor Agreement)) and shall continue to apply, as applicable, in relation to all Obligations following the funding of the New Incremental Term Loans and the extension of the maturity and modification of the terms of the Revolving Credit Commitments.

(e)With respect to this Section 1.01, SIG Combibloc (Schweiz) AG (which, as opposed to the other Reaffirming Parties organized under the laws of Switzerland, is not a party to any of the Reaffirmed Security Documents) consents and agrees solely to Sections 1.01(a)(iii) (as it relates to the First Lien Intercreditor Agreement), 1.01(b) and 1.01(d) herein.

ARTICLE II

Representations and Warranties

SECTION 2.01. Organization; Powers. Each Reaffirming Party hereby represents and warrants as of the date hereof that such Reaffirming Party (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization, except where the failure to be in good standing could not reasonably be expected to result in a Material Adverse Effect and
(b) has the power and authority to execute, deliver and perform its obligations under this Agreement.

SECTION 2.02. Authorization. Each Reaffirming Party hereby represents and warrants as of the date hereof that the entry by such Reaffirming Party into this Agreement has been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.

SECTION 2.03. Enforceability. Each Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by such Reaffirming Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Reaffirming Party enforceable against such Reaffirming Party in accordance with its terms.

SECTION 2.04. Grantors. Holdings hereby represents and warrants as of the date hereof that each Reaffirming Party and the Grantors listed on Schedule C (which are not

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signatories hereto) hereto constitute all of the Grantors under the Credit Agreement and the First Lien Intercreditor Agreement existing immediately prior to the date hereof.

ARTICLE III

Miscellaneous

SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement; provided that all communications and notices to Wilmington Trust (London) Limited hereunder shall be given to it at the address set forth below, or to such other address as Wilmington Trust (London) Limited may hereafter specify.

Wilmington Trust (London) Limited
Third Floor
1 King’s Arms Yard
London EC2R 7AF
Facsimile: +44 (0)20 7397 3601
Attention: Elaine Lockhart and Paul Barton

SECTION 3.02. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Credit Agreement as applicable.

SECTION 3.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof, which when taken together bear the signatures of each Reaffirming Party, the Collateral Agents, the Administrative Agent, the September 2012 Trustee, the August 2011 Trustee, the February 2011 Trustee and the October 2010 Trustee, shall have been received by each of the Collateral Agents, the Administrative Agent, the September 2012 Trustee, the August 2011 Trustee, the February 2011 Trustee and the October 2010 Trustee. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 3.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Credit Document or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Credit Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Credit Document from any of its obligations and liabilities thereunder. Each of the Credit Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.

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SECTION 3.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 3.06. Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austrian Stamp Duty) of the Credit Agreement (and, if the Credit Agreement is no longer in existence, an equivalent clause in any Additional Agreement) and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement (and, if the First Lien Intercreditor Agreement is no longer in existence, an equivalent clause in any Intercreditor Arrangements) shall apply to this Agreement as if incorporated herein mutatis mutandis.

SECTION 3.07. No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Credit Document, all of which shall continue in full force and effect.

SECTION 3.08. Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.

SECTION 3.09. Language. The parties hereto confirm that they have expressly requested that this Agreement and all related documents be drafted in English. Les parties aux présentes confirment avoir expressément demandé que la présente convention et tous les documents s'y rapportant soient rédigés en anglais.

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SCHEDULE A
TO REAFFIRMATION AGREEMENT
List of the Reaffirming Parties

JURISDICTION		ENTITY

AUSTRIA	1.	SIG Austria Holding GmbH
	2.	SIG Combibloc GmbH
	3.	SIG Combibloc GmbH & Co. KG
BRAZIL	4.	Closure Systems International (Brazil) Sistemas de Vedação
Ltda.
	5.	SIG Beverages Brasil Ltda
	6.	SIG Combibloc do Brasil Ltda
CANADA	7.	Evergreen Packaging Canada Limited
	8.	Pactiv Canada Inc.
GERMANY	9.	Omni-Pac Ekco GmbH Verpackungsmittel
	10.	Omni-Pac GmbH Verpackungsmittel
	11.	Pactiv Deutschland Holdinggesellschaft mbH
	12.	SIG Combibloc GmbH
	13.	SIG Combibloc Holding GmbH
	14.	SIG Combibloc Systems GmbH
	15.	SIG Combibloc Zerspanungstechnik GmbH
	16.	SIG Euro Holding AG & Co. KGaA
	17.	SIG Information Technology GmbH
	18.	SIG International Services GmbH
	19.	SIG Beteiligungs GmbH
LUXEMBOURG	20.	Beverage Packaging Holdings (Luxembourg) III S.à r.l.
	21.	Beverage Packaging Holdings (Luxembourg) IV S.à r.l.
	22.	Beverage Packaging Holdings (Luxembourg) VI S.à r.l.
	23.	Evergreen Packaging (Luxembourg) S.à r.l.
MEXICO	24.	CSI en Ensenada, S. de R.L. de C.V.
	25.	CSI en Saltillo, S. de R.L. de C.V.
	26.	CSI Tecniservicio, S. de R.L. de C.V.
	27.	Grupo CSI de Mexico, S. de R.L. de C.V.

	28.	Reynolds Metals Company de Mexico, S. de R.L. de C.V.
	29.	Pactiv Foodservice México, S. de R.L. de C.V.
	30.	Grupo Corporativo Jaguar, S.A. de C.V.
	31.	Servicios Industriales Jaguar, S.A. de C.V.
	32.	Servicio Terrestre Jaguar, S.A. de C.V.
	33.	Pactiv Mexico, S. de R.L. de C.V.
THE NETHERLANDS	34.	Closure Systems International B.V.
	35.	Evergreen Packaging International B.V.
	36.	Reynolds Packaging International B.V.
NEW ZEALAND	37.	Whakatane Mill Limited
SWITZERLAND	38.	SIG allCap AG
	39.	SIG Combibloc Group AG
	40.	SIG Combibloc Procurement AG
	41.	SIG Combibloc (Schweiz) AG
	42.	SIG Schweizerische Industrie-Gesellschaft AG (formerly
SIG Reinag AG)
	43.	SIG Technology AG
THAILAND	44.	SIG Combibloc Ltd.

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JURISDICTION		ENTITY

UNITED STATES	45. Closure Systems International Holdings Inc.
	46.	Closure Systems Mexico Holdings LLC
	47.	CSI Mexico LLC
	48.	Graham Packaging Acquisition Corp.
	49.	Graham Packaging Company, L.P.
	50.	Pactiv LLC

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SCHEDULE B

TO THE REAFFIRMATION AGREEMENT

Part I

List of the Reaffirmed Security Documents
Collateral Agent: The Bank of New York Mellon

Local term covering
JURISDICTION	DOCUMENTS	“Obligations” as defined in
the FLICA

BRAZIL	Pledge Agreement over Receivables and other	“Secured Obligations”
Credit Rights between The Bank of New York
Mellon and Closure Systems International
(Brazil) Sistemas de Vedação Ltda. dated as of
January 29, 2010.
Accounts Pledge Agreement between The Bank
of New York Mellon and Closure Systems
International (Brazil) Sistemas de Vedação
Ltda. dated as of January 29, 2010.
Pledge Agreement over Inventory, Equipment
and other Assets between The Bank of New
York Mellon and Closure Systems International
(Brazil) Sistemas de Vedação Ltda. dated as of
January 29, 2010.
Quota Pledge Agreement between The Bank of
New York Mellon, Closure Systems
International B.V., Closure Systems
International Holdings, Inc., Closure Systems
International (Brazil) Sistemas de Vedação
Ltda. and SIG Euro Holding AG & Co. KGaA
dated as of January 29, 2010.
Accounts Pledge Agreement between The Bank
of New York Mellon and SIG Combibloc do
Brasil Ltda. dated as of March 30, 2010.
Pledge Agreement over Receivables and other
Credit Rights between The Bank of New York
Mellon and SIG Combibloc do Brasil Ltda.
dated as of March 30, 2010.
Quota Pledge Agreement between The Bank of
New York Mellon, SIG Beverages Germany
GmbH (now collapsed into SIG Euro Holding
AG & Co. KGaA) and SIG Beverages Brasil
Ltda. dated as of March 30, 2010.
Quota Pledge Agreement between The Bank of
New York Mellon, SIG Austria Holding GmbH

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Local term covering
JURISDICTION	DOCUMENTS	“Obligations” as defined in
the FLICA

and SIG Combibloc do Brasil Ltda. dated as of
March 30, 2010.

BRITISH VIRGIN	Share charge dated December 2, 2009 granted	“Secured Liabilities”
ISLANDS	by Closure Systems International B.V. over
shares in CSI Latin American Holdings
Corporation.

CANADA	Canadian General Security Agreement dated as	“Obligations”
of December 2, 2009 granted by Closure
Systems International (Canada) Limited (a
predecessor of Pactiv Canada Inc.) to The Bank
of New York Mellon, as collateral agent.
Canadian General Security Agreement dated as
of May 4, 2010 granted by Evergreen
Packaging Canada Limited in favour of The
Bank of New York Mellon.
Canadian Pledge Agreement dated as of May 4,
2010 granted by Evergreen Packaging
International B.V. in favour of The Bank of
New York Mellon in respect of shares in
Evergreen Packaging Canada Limited.
Deed of Hypothec granted by Evergreen
Packaging Canada Limited in favour of The
Bank of New York Mellon dated June 28,
2010.
Bond issued under said Deed of Hypothec by
Evergreen Packaging Canada Limited in favour
of The Bank of New York Mellon dated
June 28, 2010.
Bond Pledge Agreement granted by Evergreen
Packaging Canada Limited in favour of The
Bank of New York Mellon dated June 28,
2010.
Canadian General Security Agreement dated as
of September 1, 2010 granted by Reynolds
Food Packaging Canada Inc. (a predecessor of
Pactiv Canada Inc.) in favour of The Bank of
New York Mellon.
Canadian Pledge Agreement dated as of

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Local term covering
JURISDICTION	DOCUMENTS	“Obligations” as defined in
the FLICA

September 1, 2010 granted by Reynolds
Packaging International B.V. in favour of The
Bank of New York Mellon, relating to shares in
Pactiv Canada Inc., as amended by an
amending agreement No. 1 dated April 28,
2011, an amending agreement No. 2 dated
April 28, 2011, an amending agreement No. 3
dated July 1, 2011 and an amending agreement
No. 4 dated January 1, 2012.
Deed of Hypothec granted by Reynolds Food
Packaging Canada Inc. (a predecessor of Pactiv
Canada Inc.) in favour of The Bank of New
York Mellon dated September 1, 2010.
Bond issued under said Deed of Hypothec by
Reynolds Food Packaging Canada Inc. (a
predecessor of Pactiv Canada Inc.) in favour of
The Bank of New York Mellon dated
September 1, 2010.
Bond Pledge Agreement granted by Reynolds
Food Packaging Canada Inc. (a predecessor of
Pactiv Canada Inc.) in favour of The Bank of
New York Mellon dated September 1, 2010.
Deed of Hypothec granted by Evergreen
Packaging Canada Limited in favour of The
Bank of New York Mellon dated
November 16, 2010.
Bond issued under said Deed of Hypothec by
Evergreen Packaging Canada Limited in favour
of The Bank of New York Mellon dated
November 16, 2010.
Bond Pledge Agreement granted by Evergreen
Packaging Canada Limited in favour of The
Bank of New York Mellon dated November
16, 2010.
Deed of Hypothec granted by Reynolds Food
Packaging Canada Inc. (a predecessor of Pactiv
Canada Inc.) in favour of The Bank of New
York Mellon dated November 16, 2010.
Bond issued under said Deed of Hypothec by

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Local term covering
JURISDICTION	DOCUMENTS	“Obligations” as defined in
the FLICA

Reynolds Food Packaging Canada Inc. (a
predecessor of Pactiv Canada Inc.) in favour of
The Bank of New York Mellon dated
November 16, 2010.
Bond Pledge Agreement granted by Reynolds
Food Packaging Canada Inc. (a predecessor of
Pactiv Canada Inc.) in favour of The Bank of
New York Mellon dated November 16, 2010.
Canadian General Security Agreement dated as
of November 16, 2010 granted by Pactiv
Canada Inc. in favour of The Bank of New
York Mellon.
Canadian General Security Agreement dated as
of November 16, 2010 granted by Newspring
Canada Inc. (a predecessor of Pactiv Canada
Inc.) in favour of The Bank of New York
Mellon.
Canadian Pledge Agreement dated as of
November 16, 2010 granted by Reynolds Food
Packaging Canada Inc. (a predecessor of Pactiv
Canada Inc.) in favour of The Bank of New
York Mellon, relating to shares in Dopaco
Canada, Inc. as amended by Amending
Agreement No. 1 dated April 28, 2011 and
Amending Agreement No. 2 dated May 2, 2011
(each delivered by Reynolds Food Packaging
Canada Inc., a predecessor of Pactiv Canada
Inc.) and an amending agreement No. 3 dated
July 1, 2011 and an amending agreement No. 4
dated January 1, 2012 (each delivered by
Pactiv Canada Inc. as successor to Reynolds
Food Packaging Canada Inc.).
Canadian General Security Agreement dated as
of November 16, 2010 granted by 798795
Ontario Limited (a predecessor of Pactiv
Canada Inc.) in favour of The Bank of New
York Mellon.
Canadian General Security Agreement dated as
of May 2, 2011 granted by Conference Cup
Ltd. in favour of The Bank of New York
Mellon.

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Local term covering
JURISDICTION	DOCUMENTS	“Obligations” as defined in
the FLICA

Canadian General Security Agreement dated as
of May 2, 2011 granted by Dopaco Canada,
Inc. in favour of The Bank of New York
Mellon.
Canadian General Security Agreement dated as
of May 2, 2011 granted by Garven
Incorporated. in favour of The Bank of New
York Mellon.

GERMANY	Notarial share pledge agreement dated	“Obligations”
November 5, 2009 and entered into between
SIG Combibloc Group AG as pledgor and The
Bank of New York Mellon as Collateral Agent
and as pledgee and others as pledgees relating
to the shares in SIG Combibloc Holding
GmbH, as amended by a notarial confirmation
and amendment agreement dated May 4, 2010.
Notarial share pledge agreement dated
November 16, 2010 and entered into between
SIG Combibloc Group AG as pledgor and The
Bank of New York Mellon as Collateral Agent
and as pledgee and others as pledgees relating
to the shares in SIG Combibloc Holding
GmbH.
Notarial share pledge agreement dated March
2, 2011 and entered into between SIG
Combibloc Group AG as pledgor and The
Bank of New York Mellon as Collateral Agent
and as pledgee and others as pledgees relating
to the shares in SIG Combibloc Holding
GmbH.
Notarial share pledge agreement dated
September 8, 2011 and entered into between
SIG Combibloc Group AG as pledgor and The
Bank of New York Mellon as Collateral Agent
and as pledgee relating to the shares in SIG
Combibloc Holding GmbH.
Notarial share pledge agreement dated
November 7, 2012 and entered into between
SIG Combibloc Group AG as pledgor and The
Bank of New York Mellon as Collateral Agent

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Local term covering
JURISDICTION	DOCUMENTS	“Obligations” as defined in
the FLICA

and as pledgee relating to the shares in SIG
Combibloc Holding GmbH.
Notarial share pledge agreement dated
November 5, 2009 and entered into between
SIG Euro Holding AG & Co. KGaA as pledgor
and The Bank of New York Mellon as
Collateral Agent and as pledgee and others as
pledgees relating to the shares in SIG
Combibloc Holding GmbH, SIG Combibloc
GmbH, SIG Beverages Germany GmbH (now
collapsed into SIG Euro Holding AG & Co.
KGaA), SIG International Services GmbH and
SIG Information Technology GmbH, as
amended by a notarial confirmation and
amendment agreement dated May 4, 2010.
Notarial share pledge agreement dated
November 16, 2010 and entered into between
SIG Euro Holding AG & Co. KGaA as pledgor
and The Bank of New York Mellon as
Collateral Agent and pledgee relating to the
shares in SIG Combibloc Holding GmbH, SIG
Combibloc GmbH, SIG Beverages Germany
GmbH (now collapsed into SIG Euro Holding
AG & Co. KGaA), SIG International Services
GmbH and SIG Information Technology
GmbH.
Notarial share pledge agreement dated March
2, 2011 and entered into between SIG Euro
Holding AG & Co. KGaA as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee relating to the shares in SIG
Combibloc Holding GmbH, SIG Combibloc
GmbH, SIG Beverages Germany GmbH (now
collapsed into SIG Euro Holding AG & Co.
KGaA), SIG International Services GmbH and
SIG Information Technology GmbH.
Notarial share pledge agreement dated
September 8, 2011 and entered into between
SIG Euro Holding AG & Co. KGaA as pledgor
and The Bank of New York Mellon as
Collateral Agent and pledgee relating to the
shares in SIG Combibloc Holding GmbH, SIG
Combibloc GmbH, SIG Beverages Germany

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Local term covering
JURISDICTION	DOCUMENTS	“Obligations” as defined in
the FLICA

GmbH (now collapsed into SIG Euro Holding
AG & Co. KGaA), SIG International Services
GmbH and SIG Information Technology
GmbH.
Notarial share pledge agreement dated
November 7, 2012 and entered into between
SIG Euro Holding AG & Co. KGaA as pledgor
and The Bank of New York Mellon as
Collateral Agent and pledgee relating to the
shares in SIG Combibloc Holding GmbH, SIG
Combibloc GmbH, SIG Beverages Germany
GmbH (now collapsed into SIG Euro Holding
AG & Co. KGaA), SIG International Services
GmbH and SIG Information Technology
GmbH.
Notarial Share Pledge Agreement dated
November 5, 2009 and entered into between
SIG Combibloc Holding GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and as pledgee and others as pledgees
relating to the shares in SIG Combibloc GmbH,
SIG Combibloc Systems GmbH and SIG
Vietnam Beteiligungs GmbH (now SIG
Beteiligungs GmbH), as amended by a notarial
confirmation and amendment agreement dated
May 4, 2010.
Notarial Share Pledge Agreement dated
November 16, 2010 and entered into between
SIG Combibloc Holding GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee relating to the shares in SIG
Combibloc GmbH, SIG Combibloc Systems
GmbH and SIG Vietnam Beteiligungs GmbH
(now SIG Beteiligungs GmbH).
Notarial Share Pledge Agreement dated March
2, 2011 and entered into between SIG
Combibloc Holding GmbH as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee relating to the shares in SIG
Combibloc GmbH, SIG Combibloc Systems
GmbH and SIG Vietnam Beteiligungs GmbH
(now SIG Beteiligungs GmbH).

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the FLICA

Notarial Share Pledge Agreement dated
September 8, 2011 and entered into between
SIG Combibloc Holding GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee relating to the shares in SIG
Combibloc GmbH, SIG Combibloc Systems
GmbH and SIG Vietnam Beteiligungs GmbH
(now SIG Beteiligungs GmbH).
Notarial Share Pledge Agreement dated
November 7, 2012 and entered into between
SIG Combibloc Holding GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee relating to the shares in SIG
Combibloc GmbH, SIG Combibloc Systems
GmbH and SIG Beteiligungs GmbH (formerly
SIG Vietnam Beteiligungs GmbH).
Notarial Share Pledge Agreement dated
November 5, 2009 and entered into between
SIG Combibloc Systems GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and as pledgee and others as pledgees
relating to the shares in SIG Combibloc
Zerspanungstechnik GmbH, as amended by a
notarial confirmation and amendment
agreement dated May 4, 2010.
Notarial Share Pledge Agreement dated
November 16, 2010 and entered into between
SIG Combibloc Systems GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee relating to the shares in SIG
Combibloc Zerspanungstechnik GmbH.
Notarial Share Pledge Agreement dated March
2, 2011 and entered into between SIG
Combibloc Systems GmbH as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee relating to the shares in SIG
Combibloc Zerspanungstechnik GmbH.
Notarial Share Pledge Agreement dated
September 8, 2011 and entered into between
SIG Combibloc Systems GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee relating to the shares in SIG

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the FLICA

Combibloc Zerspanungstechnik GmbH.
Notarial Share Pledge Agreement dated
November 7, 2012 and entered into between
SIG Combibloc Systems GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee relating to the shares in SIG
Combibloc Zerspanungstechnik GmbH.
Account Pledge Agreement dated November 5,
2009 and entered into between SIG Euro
Holding AG & Co. KGaA as pledgor and The
Bank of New York Mellon as Collateral Agent
and as pledgee and others as pledgees, as
amended by a confirmation and amendment
agreement dated May 4, 2010.
Account Pledge Agreement dated November
16, 2010 and entered into between SIG Euro
Holding AG & Co. KGaA as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated March 2,
2011 and entered into between SIG Euro
Holding AG & Co. KGaA as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated September 8,
2011 and entered into between SIG Euro
Holding AG & Co. KGaA as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated November 7,
2012 and entered into between SIG Euro
Holding AG & Co. KGaA as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated November 5,
2009 and entered into between SIG Combibloc
Holding GmbH as pledgor and The Bank of
New York Mellon as Collateral Agent and as
pledgee and others as pledgees, as amended by
a confirmation and amendment agreement

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the FLICA

dated May 4, 2010.
Account Pledge Agreement dated November
16, 2010 and entered into between SIG
Combibloc Holding GmbH as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated March 2,
2011 and entered into between SIG Combibloc
Holding GmbH as pledgor and The Bank of
New York Mellon as Collateral Agent and
pledgee.
Account Pledge Agreement dated September 8,
2011 and entered into between SIG Combibloc
Holding GmbH as pledgor and The Bank of
New York Mellon as Collateral Agent and
pledgee.
Account Pledge Agreement dated November 7,
2012 and entered into between SIG Combibloc
Holding GmbH as pledgor and The Bank of
New York Mellon as Collateral Agent and
pledgee.
Account Pledge Agreement dated November 5,
2009 and entered into between SIG Combibloc
Systems GmbH as pledgor and The Bank of
New York Mellon as Collateral Agent and as
pledgee and others as pledgees, as amended by
a confirmation and amendment agreement
dated May 4, 2010.
Account Pledge Agreement dated November
16, 2010 and entered into between SIG
Combibloc Systems GmbH as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated March 2,
2011 and entered into between SIG Combibloc
Systems GmbH as pledgor and The Bank of
New York Mellon as Collateral Agent and
pledgee.
Account Pledge Agreement dated September 8,

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the FLICA

2011 and entered into between SIG Combibloc
Systems GmbH as pledgor and The Bank of
New York Mellon as Collateral Agent and
pledgee.
Account Pledge Agreement dated November 7,
2012 and entered into between SIG Combibloc
Systems GmbH as pledgor and The Bank of
New York Mellon as Collateral Agent and
pledgee.
Account Pledge Agreement dated November 5,
2009 and entered into between SIG Beverages
Germany GmbH (now collapsed into SIG Euro
Holding AG & Co. KGaA) as pledgor and The
Bank of New York Mellon as Collateral Agent
and as pledgee and others as pledgees, as
amended by a confirmation and amendment
agreement dated May 4, 2010.
Account Pledge Agreement dated November
16, 2010 and entered into between SIG
Beverages Germany GmbH (now collapsed
into SIG Euro Holding AG & Co. KGaA) as
pledgor and The Bank of New York Mellon as
Collateral Agent and pledgee.
Account Pledge Agreement dated March 2,
2011 and entered into between SIG Beverages
Germany GmbH (now collapsed into SIG Euro
Holding AG & Co. KGaA) as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated September 8,
2011 and entered into between SIG Beverages
Germany GmbH (now collapsed into SIG Euro
Holding AG & Co. KGaA) as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated November 7,
2012 and entered into between SIG Beverages
Germany GmbH (now collapsed into SIG Euro
Holding AG & Co. KGaA) as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.

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the FLICA

Account Pledge Agreement dated November 5,
2009 and entered into between SIG Combibloc
GmbH as pledgor and The Bank of New York
Mellon as Collateral Agent and as pledgee and
others as pledgees, as amended by a
confirmation and amendment agreement dated
May 4, 2010.
Account Pledge Agreement dated November
16, 2010 and entered into between SIG
Combibloc GmbH as pledgor and The Bank of
New York Mellon as Collateral Agent and
pledgee.
Account Pledge Agreement dated March 2,
2011 and entered into between SIG Combibloc
GmbH as pledgor and The Bank of New York
Mellon as Collateral Agent and pledgee.
Account Pledge Agreement dated September 8,
2011 and entered into between SIG Combibloc
GmbH as pledgor and The Bank of New York
Mellon as Collateral Agent and pledgee.
Account Pledge Agreement dated November 7,
2012 and entered into between SIG Combibloc
GmbH as pledgor and The Bank of New York
Mellon as Collateral Agent and pledgee.
Account Pledge Agreement dated November 5,
2009 and entered into between SIG Combibloc
Zerspanungstechnik GmbH as pledgor and The
Bank of New York Mellon as Collateral Agent
and as pledgee and others as pledgees, as
amended by a confirmation and amendment
agreement dated May 4, 2010.
Account Pledge Agreement dated November
16, 2010 and entered into between SIG
Combibloc Zerspanungstechnik GmbH as
pledgor and The Bank of New York Mellon as
Collateral Agent and pledgee.
Account Pledge Agreement dated March 2,
2011 and entered into between SIG Combibloc
Zerspanungstechnik GmbH as pledgor and The

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the FLICA

Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated September 8,
2011 and entered into between SIG Combibloc
Zerspanungstechnik GmbH as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated November 7,
2012 and entered into between SIG Combibloc
Zerspanungstechnik GmbH as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated November 5,
2009 and entered into between SIG Vietnam
Beteiligungs GmbH (now SIG Beteiligungs
GmbH) as pledgor and The Bank of New York
Mellon as Collateral Agent and as pledgee and
others as pledgees, as amended by a
confirmation and amendment agreement dated
May 4, 2010.
Account Pledge Agreement dated November
16, 2010 and entered into between SIG
Vietnam Beteiligungs GmbH (now SIG
Beteiligungs GmbH) as pledgor and The Bank
of New York Mellon as Collateral Agent and
pledgee.
Account Pledge Agreement dated March 2,
2011 and entered into between SIG Vietnam
Beteiligungs GmbH (now SIG Beteiligungs
GmbH) as pledgor and The Bank of New York
Mellon as Collateral Agent and pledgee.
Account Pledge Agreement dated September 8,
2011 and entered into between SIG Vietnam
Beteiligungs GmbH (now SIG Beteiligungs
GmbH) as pledgor and The Bank of New York
Mellon as Collateral Agent and pledgee.
Account Pledge Agreement dated November 7,
2012 and entered into between SIG
Beteiligungs GmbH (formerly SIG Vietnam
Beteiligungs GmbH) as pledgor and The Bank

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the FLICA

of New York Mellon as Collateral Agent and
pledgee.
Account Pledge Agreement dated November 5,
2009 and entered into between SIG
International Services GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and as pledgee and others as pledgees, as
amended by a confirmation and amendment
agreement dated May 4, 2010.
Account Pledge Agreement dated November
16, 2010 and entered into between SIG
International Services GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee.
Account Pledge Agreement dated March 2,
2011 and entered into between SIG
International Services GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee.
Account Pledge Agreement dated September 8,
2011 and entered into between SIG
International Services GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee.
Account Pledge Agreement dated November 7,
2012 and entered into between SIG
International Services GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee.
Account Pledge Agreement dated November 5,
2009 and entered into between SIG
Information Technology GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and as pledgee and others as pledgees, as
amended by a confirmation and amendment
agreement dated May 4, 2010.
Account Pledge Agreement dated November
16, 2010 and entered into between SIG
Information Technology GmbH as pledgor and
The Bank of New York Mellon as Collateral

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Agent and pledgee.
Account Pledge Agreement dated March 2,
2011 and entered into between SIG
Information Technology GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee.
Account Pledge Agreement dated September 8,
2011 and entered into between SIG
Information Technology GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee.
Account Pledge Agreement dated November 7,
2012 and entered into between SIG
Information Technology GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee.
Account Pledge Agreement dated November 5,
2009, and entered into between SIG Combibloc
Group AG as pledgor and The Bank of New
York Mellon as Collateral Agent and as
pledgee and others as pledgees, as amended by
a confirmation and amendment agreement
dated May 4, 2010.
Account Pledge Agreement dated November
16, 2010, and entered into between SIG
Combibloc Group AG as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated February 1,
2011, and entered into between SIG Combibloc
Group AG as pledgor and The Bank of New
York Mellon as Collateral Agent and pledgee.
Account Pledge Agreement dated February 9,
2011, and entered into between SIG Combibloc
Group AG as pledgor and The Bank of New
York Mellon as Collateral Agent and pledgee.
Account Pledge Agreement dated September 8,
2011, and entered into between SIG Combibloc
Group AG as pledgor and The Bank of New

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York Mellon as Collateral Agent and pledgee.
Account Pledge Agreement dated November 7,
2012, and entered into between SIG Combibloc
Group AG as pledgor and The Bank of New
York Mellon as Collateral Agent and pledgee.
Account Pledge Agreement dated November 5,
2009, and entered into between SIG allCap AG
as pledgor and The Bank of New York Mellon
as Collateral Agent and as pledgee and others
as pledgees, as amended by a confirmation and
amendment agreement dated May 4, 2010.
Account Pledge Agreement dated November
16, 2010, and entered into between SIG allCap
AG as pledgor and The Bank of New York
Mellon as Collateral Agent.
Account Pledge Agreement dated March 2,
2011, and entered into between SIG allCap AG
as pledgor and The Bank of New York Mellon
as Collateral Agent.
Account Pledge Agreement dated September 8,
2011, and entered into between SIG allCap AG
as pledgor and The Bank of New York Mellon
as Collateral Agent.
Account Pledge Agreement dated November 7,
2012, and entered into between SIG allCap AG
as pledgor and The Bank of New York Mellon
as Collateral Agent.
Global Assignment Agreement dated
November 5, 2009 and entered into between as
SIG Euro Holding AG & Co. KGaA assignor
and The Bank of New York Mellon as
Collateral Agent, as amended by certain
confirmation and amendment agreements dated
May 4, 2010, November 16, 2010, March 2,
2011, September 8, 2011 and November 7,
2012.
Global Assignment Agreement dated
November 5, 2009 and entered into between
SIG Combibloc Holding GmbH as assignor

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and The Bank of New York Mellon as
Collateral Agent, as amended by certain
confirmation and amendment agreements dated
May 4, 2010, November 16, 2010, March 2,
2011, September 8, 2011 and November 7,
2012.
Global Assignment Agreement dated
November 5, 2009 and entered into between
SIG Combibloc Systems GmbH as assignor
and The Bank of New York Mellon as
Collateral Agent, as amended by certain
confirmation and amendment agreements dated
May 4, 2010, November 16, 2010, March 2,
2011, September 8, 2011 and November 7,
2012.
Global Assignment Agreement dated
November 5, 2009 and entered into between
SIG Beverages Germany GmbH (now
collapsed into SIG Euro Holding AG & Co.
KGaA) as assignor and The Bank of New York
Mellon as Collateral Agent, as amended by
certain confirmation and amendment
agreements dated May 4, 2010, November 16,
2010, March 2, 2011, September 8, 2011 and
November 7, 2012.
Global Assignment Agreement dated
November 5, 2009 and entered into between
SIG Combibloc GmbH as assignor and The
Bank of New York Mellon as Collateral Agent,
as amended by certain confirmation and
amendment agreements dated May 4, 2010,
November 16, 2010, March 2, 2011, September
8, 2011 and November 7, 2012.
Global Assignment Agreement dated
November 5, 2009 and entered into between
SIG Combibloc Zerspanungstechnik GmbH as
assignor and The Bank of New York Mellon as
Collateral Agent, as amended by certain
confirmation and amendment agreements dated
May 4, 2010, November 16, 2010, March 2,
2011, September 8, 2011 and November 7,
2012.

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Global Assignment Agreement dated
November 5, 2009 and entered into between
SIG Vietnam Beteiligungs GmbH (now SIG
Beteiligungs GmbH) as assignor and The Bank
of New York Mellon as Collateral Agent, as
amended by certain confirmation and
amendment agreements dated May 4, 2010,
November 16, 2010, March 2, 2011, September
8, 2011 and November 7, 2012.
Global Assignment Agreement dated
November 5, 2009 and entered into between
SIG International Services GmbH as assignor
and The Bank of New York Mellon as
Collateral Agent, as amended by certain
confirmation and amendment agreements dated
May 4, 2010, November 16, 2010, March 2,
2011, September 8, 2011 and November 7,
2012.
Global Assignment Agreement dated
November 5, 2009 and entered into between
SIG Information Technology GmbH as
assignor and The Bank of New York Mellon as
Collateral Agent, as amended by certain
confirmation and amendment agreements dated
May 4, 2010, November 16, 2010, March 2,
2011, September 8, 2011 and November 7,
2012.
Security Transfer Agreement dated November
5, 2009 and entered into between SIG
Combibloc Systems GmbH as transferor and
The Bank of New York Mellon as Collateral
Agent, as amended by certain confirmation and
amendment agreements dated May 4, 2010,
November 16, 2010, March 2, 2011, September
8, 2011 and November 7, 2012.
Security Transfer Agreement dated November
5, 2009 and entered into between SIG
Combibloc GmbH as transferor and The Bank
of New York Mellon as Collateral Agent, as
amended by certain confirmation and
amendment agreements dated May 4, 2010,
November 16, 2010, March 2, 2011, September
8, 2011 and November 7, 2012.

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Security Transfer Agreement dated November
5, 2009 and entered into between SIG
Combibloc Zerspanungstechnik GmbH as
transferor and The Bank of New York Mellon
as Collateral Agent, as amended by certain
confirmation and amendment agreements dated
May 4, 2010, November 16, 2010, March 2,
2011, September 8, 2011 and November 7,
2012.
IP Assignment Agreement dated November 5,
2009 and entered into between SIG Combibloc
Systems GmbH as assignor and The Bank of
New York Mellon as Collateral Agent, as
amended by certain confirmation and
amendment agreements dated May 4, 2010,
November 16, 2010, March 2, 2011, September
8, 2011 and November 7, 2012.
IP Assignment Agreement dated November 5,
2009 and entered into between SIG Combibloc
GmbH as assignor and The Bank of New York
Mellon as Collateral Agent, as amended by
certain confirmation and amendment
agreements dated May 4, 2010, November 16,
2010, March 2, 2011, September 8, 2011 and
November 7, 2012.
Security Purpose Agreement dated November
5, 2009 and entered into between, inter alia,
SIG Combibloc GmbH as chargor and The
Bank of New York Mellon as Collateral Agent
relating to certain land charges, as amended by
certain confirmation and amendment
agreements dated May 4, 2010, November 16,
2010, March 2, 2011, September 8, 2011 and
November 7, 2012.
IP Assignment Agreement dated December 2,
2009, and entered into between SIG
Technology AG as assignor and The Bank of
New York Mellon as Collateral Agent, as
amended by certain confirmation and
amendment agreements dated May 4, 2010,
November 16, 2010, March 2, 2011, September
8, 2011 and November 7, 2012.

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IP Assignment Agreement dated December 2,
2009, and entered into between SIG Finanz AG
(now assumed by SIG Combibloc Group AG
by way of merger effective June 15, 2010) as
assignor and The Bank of New York Mellon as
Collateral Agent, as amended by certain
confirmation and amendment agreements dated
May 4, 2010, November 16, 2010, February 1,
2011, February 9, 2011, September 8, 2011 and
November 7, 2012.
Account Pledge Agreement dated December 2,
2009, and entered into between SIG Combibloc
Procurement AG as pledgor and The Bank of
New York Mellon as Collateral Agent and
pledgee and others as pledgees, as amended by
a confirmation and amendment agreement
dated May 4, 2010.
Account Pledge Agreement dated November
16, 2010, and entered into between SIG
Combibloc Procurement AG as pledgor and
The Bank of New York Mellon as Collateral
Agent.
Account Pledge Agreement dated March 2,
2011, and entered into between SIG Combibloc
Procurement AG as pledgor and The Bank of
New York Mellon as Collateral Agent.
Account Pledge Agreement dated September 8,
2011, and entered into between SIG Combibloc
Procurement AG as pledgor and The Bank of
New York Mellon as Collateral Agent.
Account Pledge Agreement dated November 7,
2012, and entered into between SIG Combibloc
Procurement AG as pledgor and The Bank of
New York Mellon as Collateral Agent.
Partnership Interest Pledge Agreement dated
January 29, 2010, and entered into between
SIG Reinag AG (now SIG Schweizerische
Industrie-Gesellschaft AG) as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee and others as pledgees relating to

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the general partnership interest in SIG Euro
Holding AG & Co. KGaA, as amended by a
confirmation and amendment agreement dated
May 4, 2010.
Non-notarized Share Pledge Agreement dated
November 5, 2009 and entered into between
SIG Combibloc Group AG as pledgor and The
Bank of New York Mellon as Collateral Agent
and as pledgee relating to the shares in SIG
Euro Holding AG & Co. KGaA, as amended
by a confirmation and amendment agreement
dated 4 May 2010.
Junior Share and Partnership Interest Pledge
Agreement dated November 16, 2010, and
entered into between SIG Combibloc Group
AG and SIG Reinag AG (now SIG
Schweizerische Industrie-Gesellschaft AG) as
pledgors, and The Bank of New York Mellon
as Collateral Agent and pledgee and others as
pledgees relating to the shares and general
partnership interest, respectively, held in SIG
Euro Holding AG & Co. KGaA.
Junior Share and Partnership Interest Pledge
Agreement dated March 2, 2011, and entered
into between SIG Combibloc Group AG and
SIG Reinag AG (now SIG Schweizerische
Industrie-Gesellschaft AG) as pledgors, and
The Bank of New York Mellon as Collateral
Agent and pledgee and others as pledgees
relating to the shares and general partnership
interest, respectively, held in SIG Euro Holding
AG & Co. KGaA.
Junior Share and Partnership Interest Pledge
Agreement dated September 8, 2011, and
entered into between SIG Combibloc Group
AG and SIG Reinag AG (now SIG
Schweizerische Industrie-Gesellschaft AG) as
pledgors, and The Bank of New York Mellon
as Collateral Agent and pledgee and others as
pledgees relating to the shares and general
partnership interest, respectively, held in SIG
Euro Holding AG & Co. KGaA.

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Junior Share and Partnership Interest Pledge
Agreement dated November 7, 2012, and
entered into between SIG Combibloc Group
AG and SIG Schweizerische Industrie-
Gesellschaft AG (formerly SIG Reinag AG) as
pledgors, and The Bank of New York Mellon
as Collateral Agent and pledgee and others as
pledgees relating to the shares and general
partnership interest, respectively, held in SIG
Euro Holding AG & Co. KGaA.
Notarial share pledge agreement dated March
2, 2011 and entered into between SIG
Combibloc Holding GmbH as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee relating to the shares in Pactiv
Hamburg Holdings GmbH (now merged into
SIG Beteiligungs GmbH).
Notarial share pledge agreement dated
September 8, 2011 and entered into between
SIG Combibloc Holding GmbH as pledgor and
The Bank of New York Mellon as Collateral
Agent and pledgee relating to the shares in
Pactiv Hamburg Holdings GmbH (now merged
into SIG Beteiligungs GmbH).
Notarial share pledge agreement dated March
2, 2011 and entered into between Pactiv
Corporation (now Pactiv LLC) and Pactiv
Hamburg Holdings GmbH (now merged into
SIG Beteiligungs GmbH) as pledgors and The
Bank of New York Mellon as Collateral Agent
and pledgee relating to the shares in Pactiv
Deutschland Holdinggesellschaft mbH.
Notarial share pledge agreement dated
September 8, 2011 and entered into between
Pactiv Corporation (now Pactiv LLC) and
Pactiv Hamburg Holdings GmbH (now merged
into SIG Beteiligungs GmbH) as pledgors and
The Bank of New York Mellon as Collateral
Agent and pledgee relating to the shares in
Pactiv Deutschland Holdinggesellschaft mbH.
Notarial share pledge agreement dated
November 7, 2012 and entered into between

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Pactiv LLC (formerly Pactiv Corporation) and
SIG Beteiligungs GmbH as pledgors and The
Bank of New York Mellon as Collateral Agent
and pledgee relating to the shares in Pactiv
Deutschland Holdinggesellschaft mbH.
Notarial share pledge agreement dated March
2, 2011 and entered into between Pactiv
Deutschland Holdinggesellschaft mbH as
pledgor and The Bank of New York Mellon as
Collateral Agent and pledgee relating to the
shares in Omni-Pac Ekco GmbH
Verpackungsmittel and Omni-Pac GmbH
Verpackungsmittel.
Notarial share pledge agreement dated
September 8, 2011 and entered into between
Pactiv Deutschland Holdinggesellschaft mbH
as pledgor and The Bank of New York Mellon
as Collateral Agent and pledgee relating to the
shares in Omni-Pac Ekco GmbH
Verpackungsmittel and Omni-Pac GmbH
Verpackungsmittel.
Notarial share pledge agreement dated
November 8, 2012 and entered into between
Pactiv Deutschland Holdinggesellschaft mbH
as pledgor and The Bank of New York Mellon
as Collateral Agent and pledgee relating to the
shares in Omni-Pac Ekco GmbH
Verpackungsmittel and Omni-Pac GmbH
Verpackungsmittel.
Account Pledge Agreement dated March 2,
2011 and entered into between Pactiv Hamburg
Holdings GmbH (now merged into SIG
Beteiligungs GmbH) as pledgor and The Bank
of New York Mellon as Collateral Agent and
pledgee.
Account Pledge Agreement dated September 8,
2011 and entered into between Pactiv Hamburg
Holdings GmbH (now merged into SIG
Beteiligungs GmbH) as pledgor and The Bank
of New York Mellon as Collateral Agent and
pledgee.

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Account Pledge Agreement dated March 2,
2011 and entered into between Pactiv
Deutschland Holdinggesellschaft mbH as
pledgor and The Bank of New York Mellon as
Collateral Agent and pledgee.
Account Pledge Agreement dated September 8,
2011 and entered into between Pactiv
Deutschland Holdinggesellschaft mbH as
pledgor and The Bank of New York Mellon as
Collateral Agent and pledgee.
Account Pledge Agreement dated November 7,
2012 and entered into between Pactiv
Deutschland Holdinggesellschaft mbH as
pledgor and The Bank of New York Mellon as
Collateral Agent and pledgee.
Account Pledge Agreement dated March 2,
2011 and entered into between Omni-Pac Ekco
GmbH Verpackungsmittel as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated September 8,
2011 and entered into between Omni-Pac Ekco
GmbH Verpackungsmittel as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated November 7,
2012 and entered into between Omni-Pac Ekco
GmbH Verpackungsmittel as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated March 2,
2011 and entered into between Omni-Pac
GmbH Verpackungsmittel as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Account Pledge Agreement dated September 8,
2011 and entered into between Omni-Pac
GmbH Verpackungsmittel as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.

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JURISDICTION	DOCUMENTS	“Obligations” as defined in
the FLICA

Account Pledge Agreement dated November 7,
2012 and entered into between Omni-Pac
GmbH Verpackungsmittel as pledgor and The
Bank of New York Mellon as Collateral Agent
and pledgee.
Share pledge agreement dated March 4, 2010
over the shares in SIG Euro Holding AG & Co.
KGaA granted by SIG Austria Holding GmbH
in favour of The Bank of New York Mellon, as
amended by a confirmation and amendment
agreement dated August 27, 2010.
Share pledge agreement dated January 14, 2011
over the shares in SIG Euro Holding AG & Co.
KGaA granted by SIG Austria Holding GmbH
in favour of The Bank of New York Mellon.
Share pledge agreement dated June 7, 2011
over the shares in SIG Euro Holding AG & Co.
KGaA granted by SIG Austria Holding GmbH
in favour of The Bank of New York Mellon.
Share pledge agreement dated October 14,
2011 over the shares in SIG Euro Holding AG
& Co. KGaA granted by SIG Austria Holding
GmbH in favour of The Bank of New York
Mellon.
Share pledge agreement dated November 7,
2012 over the shares in SIG Euro Holding AG
& Co. KGaA granted by SIG Austria Holding
GmbH in favour of The Bank of New York
Mellon.
JAPAN	Blanket Security Over Shares Agreement,	“Obligations”
dated as of December 2, 2009, among The
Bank of New York Mellon, as Collateral
Agent, the Secured Parties (as defined therein)
and Closure Systems International B.V.
Blanket Security Over Shares Agreement,
dated as of June 1, 2012, among The Bank of
New York Mellon, as Collateral Agent, the
Secured Parties (as defined therein) and
Graham Packaging Acquisition Corp. as
Pledgor in respect of 65% of the shares of

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the FLICA

Graham Packaging Japan Godo Kaisha.

LUXEMBOURG	Pledge Over Shares Agreement dated May 4,	“Secured Obligations”
2010 between SIG Combibloc Holding GmbH
and The Bank of New York Mellon in respect
of shares in Evergreen Packaging
(Luxembourg) S.à r.l.
Pledge Over Bank Accounts dated May 4, 2010
between Evergreen Packaging (Luxembourg)
S.à r.l and The Bank of New York Mellon.
Pledge Over Shares Agreement dated March
20, 2012 between Beverage Packaging
Holdings (Luxembourg) IV S.à r.l. and The
Bank of New York Mellon in respect of shares
in Beverage Packaging Factoring
(Luxembourg) S.à r.l.
Pledge Over Bank Accounts dated March 20,
2012 between Beverage Packaging Holdings
(Luxembourg) IV S.à r.l. and The Bank of New
York Mellon.

MEXICO	Floating Lien Pledge Agreement (Contrato de	“Obligaciones Garantizadas”
Prenda sin Transmisión de Posesión) dated
January 29, 2010 executed by and among
Grupo CSI de México, S. de R.L. de C.V., CSI
en Saltillo, S. de R.L. de C.V., CSI en
Ensenada, S. de R.L. de C.V., and CSI
Tecniservicio, S. de R.L. de C.V., as pledgors,
and The Bank of New York Mellon acting
solely in its capacity as Collateral Agent on
behalf and for the benefit of the Secured
Parties, as pledgee.
Equity Interests Pledge Agreement (Contrato
de Prenda sobre Acciones y Partes Sociales)
dated January 29, 2010 executed by and among
Grupo CSI de México, S. de R.L. de C.V.,
Closure Systems International B.V., CSI
Mexico LLC, CSI en Saltillo, S. de R.L. de
C.V., and Closure Systems Mexico Holdings
LLC, as pledgors, and The Bank of New York
Mellon acting solely in its capacity as
Collateral Agent on behalf and for the benefit
of the Secured Parties, as pledgee, with the

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acknowledgment of CSI Tecniservicio, S. de
R.L. de C.V., and CSI en Ensenada, S. de R.L.
de C.V.
Irrevocable Security Trust Agreement with
Reversion Rights number F/00737 (Contrato de
Fideicomiso de Garantía con Derechos de
Reversión No. F/00737), dated January 29,
2010 executed by and among CSI en Saltillo, S.
de R.L. de C.V., as trustor, The Bank of New
York Mellon, S.A., Institución de Banca
Múltiple, as trustee, and The Bank of New
York Mellon acting solely in its capacity as
Collateral Agent on behalf and for the benefit
of the Secured Parties, as first place
beneficiary.
Floating Lien Pledge Agreement (Contrato de
Prenda sin Transmisión de Posesión) dated
September 1, 2010, executed by Reynolds
Metals Company de Mexico, S. de R.L. de
C.V., as pledgor, and The Bank of New York
Mellon acting solely in its capacity as
Collateral Agent on behalf and for the benefit
of the Secured Parties, as pledgee.
Partnership Interests Pledge Agreement
(Contrato de Prenda sobre Partes Sociales)
dated September 1, 2010, executed by and
among Reynolds Packaging International B.V.
and Closure Systems International B.V., as
pledgors, and The Bank of New York Mellon
acting solely in its capacity as Collateral Agent
on behalf and for the benefit of the Secured
Parties, as pledgee.
Equity Interests Pledge Agreement (Contrato
de Prenda sobre Acciones y Partes Sociales)
dated April 19, 2011 executed by and among
Grupo CSI de México, S. de R.L. de C.V., CSI
en Saltillo, S. de R.L. de C.V., Central de
Bolsas, S. de R.L. de C.V. (now Pactiv
Foodservice México, S. de R.L. de C.V.),
Servicios Industriales Jaguar, S.A. de C.V.,
Servicio Terrestre Jaguar, S.A. de C.V., and
Grupo Corporativo Jaguar, S.A. de C.V., as
pledgors, and The Bank of New York Mellon

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acting solely in its capacity as Collateral Agent
on behalf and for the benefit of the Secured
Parties, as pledgee, with the acknowledgment
of Pactiv México, S. de R.L. de C.V.
Floating Lien Pledge Agreement (Contrato de
Prenda sin Transmisión de Posesión) dated
April 19, 2011, executed by and among Central
de Bolsas, S. de R.L. de C.V. (now Pactiv
Foodservice México, S. de R.L. de C.V.),
Servicios Industriales Jaguar, S.A. de C.V.,
Servicio Terrestre Jaguar, S.A. de C.V., Grupo
Corporativo Jaguar, S.A. de C.V. and Pactiv
México, S. de R.L. de C.V., as pledgors, and
The Bank of New York Mellon acting solely in
its capacity as Collateral Agent on behalf and
for the benefit of the Secured Parties, as
pledgee.
Partnership Interest Pledge Agreement
(Contrato de Prenda sobre Parte Social) dated
January 15, 2014, executed by and between
Closure Systems International B.V., as pledgor,
and The Bank of New York Mellon acting
solely in its capacity as Collateral Agent on
behalf and for the benefit of the Secured
Parties, as pledgee, with the acknowledgment
of CSI en Saltillo, S. de R.L. de C.V.

THE NETHERLANDS	Notarial Deed of Pledge of Registered Shares	“Secured Obligations”
dated November 5, 2009, as amended on
December 31, 2013, between Closure Systems
International (Luxembourg) S.à r.l. as pledgor,
the Pledgee and Closure Systems International
B.V. as the Company, in respect of which all
rights and obligations of the pledgor have been
assumed by Beverage Packaging Holdings
(Luxembourg) VI S.à r.l.
Disclosed Pledge of Bank Accounts dated
November 5, 2009 between Closure Systems
International B.V. and Reynolds Consumer
Products International B.V. (merged into
Reynolds Packaging International B.V. on
December 21, 2013) and the Pledgee (as
defined therein).

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the FLICA

Disclosed Pledge of Bank Accounts dated May
4, 2010 between Evergreen Packaging
International B.V. and The Bank of New York
Mellon.
Notarial Deed of Pledge of Registered Shares
dated May 4, 2010, as amended on December
31, 2013, between Evergreen Packaging
(Luxembourg) S.à.r.l and The Bank of New
York Mellon in respect of shares in Evergreen
Packaging International B.V.
Disclosed Pledge of Bank Accounts dated
September 1, 2010 between Reynolds
Packaging International B.V. and The Bank of
New York Mellon.
Notarial Deed of Pledge of Registered Shares
dated September 1, 2010, as amended on
December 31, 2013, between Closure Systems
International B.V. and The Bank of New York
Mellon in respect of the shares numbered 1
through 180 in Reynolds Packaging
International B.V.
Notarial Deed of Pledge of Registered Shares
dated December 4, 2012, as amended on
December 31, 2013, between Closure Systems
International B.V. and The Bank of New York
Mellon in respect of shares numbered 181
through 126,487 in Reynolds Packaging
International B.V.
Notarial Deed of Pledge of Registered Shares
dated June 1, 2012, as amended on December
31, 2013, between Graham Packaging
Acquisition Corp. and The Bank of New York
Mellon in respect of 65% of the shares held in
Graham Packaging Holdings B.V.

UNITED KINGDOM	Security Over Shares Agreement over shares in	“Secured Liabilities”
Closure Systems International (UK) Limited
granted by Closure Systems International B.V.
dated December 2, 2009.
Security Over Shares Agreement over shares in
Reynolds Consumer Products (UK) Limited

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the FLICA

granted by Reynolds Packaging International
B.V. dated December 2, 2009.
Security Assignment of Contractual Rights
under a global loan agreement dated
November 5, 2009 granted by Reynolds
Packaging International B.V. in favour of The
Bank of New York Mellon as collateral agent
dated March 10, 2010.
Security Assignment of Contractual Rights
under a global loan agreement dated
November 5, 2009 granted by Closure Systems
International B.V. in favour of The Bank of
New York Mellon as collateral agent dated
March 10, 2010.
Security Over Shares Agreement between SIG
Combibloc Holding GmbH and The Bank of
New York Mellon, in respect of the shares in
SIG Combibloc Limited dated August 16,
2010.
Security Over Shares Agreement between
Reynolds Packaging International B.V. and The
Bank of New York Mellon, relating to shares in
Ivex Holdings, Ltd dated September 1, 2010..

UNITED STATES	U.S. Collateral Agreement, dated as of	“Obligations”
November 5, 2009, among Reynolds Group
Holdings Inc., Reynolds Consumer Products
Holdings Inc., Closure Systems International
Holdings Inc., Reynolds Group Issuer LLC,
Reynolds Group Issuer Inc., each Subsidiary of
Holdings (as defined therein) from time to time
party thereto and The Bank of New York
Mellon, as Collateral Agent.

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SCHEDULE B

TO THE REAFFIRMATION AGREEMENT

Part II

List of the Reaffirmed Security Documents
Collateral Agent: Wilmington Trust

Local term covering
JURISDICTION	DOCUMENTS	“Obligations” as defined in
the FLICA

AUSTRALIA	Equitable Mortgage of Shares dated June 17,	“Secured Liabilities”
2010 between Whakatane Mill Limited as
mortgagor and Wilmington Trust (London)
Limited as mortgagee relating to the shares in
Whakatane Mill Australia Pty Limited.
Charge over account dated September 8, 2011
between Whakatane Mill Limited and
Wilmington Trust (London) Limited.

AUSTRIA	Share Pledge Agreement dated March 4, 2010	“Secured Obligations”
over the shares in SIG Austria Holding GmbH
granted by SIG Finanz AG (now assumed by
SIG Combibloc Group AG by way of merger
effective June 15, 2010) in favour of the
Collateral Agent.
Share Pledge Agreement dated March 4, 2010
over the shares in SIG Combibloc GmbH
granted by SIG Finanz AG (now assumed by
SIG Combibloc Group AG by way of merger
effective June 15, 2010) in favour of the
Collateral Agent.
Limited interest pledge agreement over the
limited partnership interest in SIG Combibloc
GmbH & Co KG granted by SIG Austria
Holding GmbH in favor of Wilmington Trust
(London) Limited.
General interest pledge agreement over the
general partnership interest in SIG Combibloc
GmbH & Co KG granted by SIG Combibloc
GmbH in favor of Wilmington Trust (London)
Limited.
Account pledge agreement over the bank
accounts located in Austria granted by SIG
Austria Holding GmbH in favor of Wilmington
Trust (London) Limited.
Account pledge agreement dated March 4,

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2010 over the bank accounts located in Austria
granted by SIG Combibloc GmbH in favor of
Wilmington Trust (London) Limited.
Account pledge agreement dated March 4,
2010 over the bank accounts located in Austria
granted by SIG Combibloc GmbH & Co KG in
favor of Wilmington Trust (London) Limited.
Receivables pledge agreement over the
receivables granted by SIG Austria Holding
GmbH in favor of Wilmington Trust (London)
Limited.
Receivables pledge agreement over the
receivables granted by SIG Combibloc GmbH
in favor of Wilmington Trust (London)
Limited.
Receivables pledge agreement over the
receivables granted by SIG Combibloc GmbH
& Co KG in favor of Wilmington Trust
(London) Limited.

COSTA RICA	Pledge of Quotas Agreement, executed by	“Obligations”
Closure Systems International B.V. This
document was executed on January 29, 2010,
by Closure Systems International B.V. (as
Pledgor) and also by Wilmington Trust
(London) Limited (as Pledgee).

GERMANY	Account pledge agreement dated March 4,	“Obligations”
2010 over bank accounts located in Germany
granted by SIG Combibloc GmbH & Co KG in
favor of Wilmington Trust (London) Limited,
as amended by a confirmation and amendment
agreement dated August 27, 2010.
Account pledge agreement dated January 14,
2011 over bank accounts located in Germany
granted by SIG Combibloc GmbH & Co KG in
favor of Wilmington Trust (London) Limited.
Account pledge agreement dated June 7, 2011
over bank accounts located in Germany granted
by SIG Combibloc GmbH & Co KG in favor of

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the FLICA

Wilmington Trust (London) Limited.
Account pledge agreement dated October 14,
2011 over bank accounts located in Germany
granted by SIG Combibloc GmbH & Co KG in
favor of Wilmington Trust (London) Limited.
Account pledge agreement dated November 7,
2012 over bank accounts located in Germany
granted by SIG Combibloc GmbH & Co KG in
favor of Wilmington Trust (London) Limited.
Account pledge agreement dated March 4,
2010 over bank accounts located in Germany
granted by SIG Austria Holding GmbH in favor
of Wilmington Trust (London) Limited, as
amended by a confirmation and amendment
agreement dated August 27, 2010.
Account pledge agreement dated January 14,
2011 over bank accounts located in Germany
granted by SIG Austria Holding GmbH in favor
of Wilmington Trust (London) Limited.
Account pledge agreement dated June 7, 2011
over bank accounts located in Germany granted
by SIG Austria Holding GmbH in favor of
Wilmington Trust (London) Limited.
Account pledge agreement dated October 14,
2011 over bank accounts located in Germany
granted by SIG Austria Holding GmbH in favor
of Wilmington Trust (London) Limited.
Account pledge agreement dated November 7,
2012 over bank accounts located in Germany
granted by SIG Austria Holding GmbH in favor
of Wilmington Trust (London) Limited.
HONG KONG	Security over Shares Agreement dated	“Secured Liabilities”
February 25, 2010 entered into by Closure
Systems International B.V. over its shares in
Closure Systems International (Hong Kong)
Limited.
Security over Shares Agreement dated June 1,
2012 entered into by Graham Packaging
Company, L.P. over 65% of its shares in

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the FLICA

Graham Packaging Asia Limited.

HUNGARY	Quota Charge Agreement dated January 29,	“Obligations”
2010 over quotas in CSI Hungary Kft. granted
by Closure Systems International B.V. in
favour of Wilmington Trust (London) Limited.
Account pledge agreement dated March 4,
2010 over bank accounts located in Hungary
granted by SIG Combibloc GmbH & Co. KG in
favor of Wilmington Trust (London) Limited.

NEW ZEALAND	General Security Deed dated May 28, 2010	“Secured Liabilities”
between Whakatane Mill Limited and
Wilmington Trust (London) Limited.
Specific Security Deed dated May 28, 2010 in
respect of shares in Whakatane Mill Limited,
between SIG Combibloc Holding GmbH and
Wilmington Trust (London) Limited.
Real property mortgages given by Whakatane
Mill Limited in respect of the following
certificates of title: SA685/3; SA658/133;
SA657/97; SA1743/3; SA942/52; SA5B/958;
305221 (South Auckland Registry); 577451
(South Auckland Registry); SA1006/36;
SA1443/56 and SA802/138.

THAILAND	Share Pledge Agreement in respect of shares in	“Obligations”
SIG Combibloc Ltd granted by SIG Combibloc
Holding GmbH dated January 29, 2010
between SIG Combibloc Holding GmbH as
pledgor, Wilmington Trust (London) Limited
as collateral agent and the Secured Parties (as
defined therein) and the Pledge Supplement
dated July 6, 2011.
Conditional assignment of bank accounts
agreement dated January 29, 2010 between SIG
Combibloc Ltd. as assignor, Wilmington Trust
(London) Limited as collateral agent and the
Secured Parties (as defined therein).
Conditional assignment of receivables
agreement dated January 29, 2010 (including
all supplemental conditional assignment of

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receivables agreements) between SIG
Combibloc Ltd. as assignor, Wilmington Trust
(London) Limited as collateral agent and the
Secured Parties (as defined therein).

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SCHEDULE C
TO THE REAFFIRMATION AGREEMENT
Excluded Grantors

JURISDICTION		ENTITY

LUXEMBOURG	1.	Beverage Packaging Holdings (Luxembourg) I S.A.
	2.	Beverage Packaging Holdings (Luxembourg) II S.A.
	3.	Beverage Packaging Holdings (Luxembourg) V S.A.
	4.	Reynolds Group Issuer (Luxembourg) S.A.
NEW ZEALAND	5.	Reynolds Group Holdings Limited
UNITED STATES	6.	Bakers Choice Products, Inc.
	7.	BCP/Graham Holdings L.L.C.
	8.	Beverage Packaging Holdings II Issuer Inc.
	9.	Blue Ridge Holding Corp.
	10.	Blue Ridge Paper Products Inc.
	11.	BRPP, LLC
	12.	Closure Systems International Americas, Inc.
	13.	Closure Systems International Packaging Machinery, Inc.
	14.	Closure Systems International, Inc.
	15.	CSI Sales & Technical Services Inc.
	16.	Evergreen Packaging Inc.
	17.	GPACSUB LLC
	18.	GPC Capital Corp. I
	19.	GPC Capital Corp. II
	20.	GPC Holdings LLC
	21.	GPC Opco GP LLC
	22.	GPC Sub GP LLC
	23.	Graham Packaging Company Inc.
	24.	Graham Packaging GP Acquisition LLC
	25.	Graham Packaging Holdings Company
	26.	Graham Packaging LC, L.P.
	27.	Graham Packaging LP Acquisition LLC

28.	Graham Packaging Minster LLC
29.	Graham Packaging PET Technologies Inc.
30.	Graham Packaging Plastic Products Inc.
31.	Graham Packaging PX Company
32.	Graham Packaging PX Holding Corporation
33.	Graham Packaging PX, LLC
34.	Graham Packaging Regioplast STS Inc.
35.	Graham Packaging West Jordan, LLC
36.	Graham Recycling Company, L.P.
37.	Master Containers, Inc.
38.	Pactiv Germany Holdings, Inc.
39.	Pactiv International Holdings Inc.
40.	Pactiv Management Company LLC
41.	PCA West Inc.
42.	Pactiv Packaging Inc.
43.	Renpac Holdings Inc.
44.	Reynolds Consumer Products Holdings LLC
45.	Reynolds Consumer Products Inc.
46.	Reynolds Group Holdings Inc.
47.	Reynolds Group Issuer Inc.

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JURISDICTION		ENTITY

	48.	Reynolds Group Issuer LLC
	49.	Reynolds Manufacturing Inc.
	50.	Reynolds Presto Products Inc.
	51.	Reynolds Services Inc.
	52.	SIG Combibloc Inc.
	53.	SIG Holding USA, LLC
	54.	Southern Plastics Inc.
	55.	Spirit Foodservice, Inc.
	56.	Spirit Foodservice Products, Inc.

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